UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FILED BY A PARTY OTHER THAN THE REGISTRANT   ☒

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

Osteotech, Inc.

(Name of Registrant as Specified In Its Charter)

Heartland Advisors, Inc.

Spencer Capital Opportunity Fund, LP

Spencer Capital Management, LLC

Spencer Capital Partners, LLC

Boston Avenue Capital LLC

Gary L. Alexander

Michelle Rachael Forrest

Michael J. McConnell

Kenneth H. Shubin Stein, M.D.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 12, 2010, Spencer Capital Opportunity Fund, L.P., Boston Avenue Capital LLC and Heartland Advisors, Inc. (the “Concerned Osteotech Stockholders”) issued a press release commenting on the decision of the board of directors of Osteotech, Inc. (the “Company”) to postpone the Company’s annual meeting of stockholders until August 23, 2010.

A copy of the press release dated May 12, 2010 is attached hereto as Exhibit 1 and is incorporated by reference herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The Concerned Osteotech Stockholders and the other Participants (as defined below) have filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and intend to file a definitive proxy statement and accompanying proxy card to be used to solicit proxies for, among other matters, the election of their slate of director nominees at the 2010 annual meeting of Osteotech stockholders.

THE CONCERNED OSTEOTECH STOCKHOLDERS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN THIS SOLICITATION. SUCH DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, OKAPI PARTNERS LLC, AT ITS TOLL-FREE NUMBER: (877) 274-8654.

The Participants in the proxy solicitation are Heartland Advisors, Inc., Spencer Capital Opportunity Fund, LP, Spencer Capital Management, LLC, Spencer Capital Partners, LLC, Boston Avenue Capital LLC, Gary L. Alexander, Michelle Rachael Forrest, Michael J. McConnell and Kenneth H. Shubin Stein, M.D. (collectively, the “Participants”).

Exhibits
Exhibit 1	Press Release dated May 12, 2010

Exhibit 1

For Immediate Release

Concerned Osteotech Stockholders

Disappointed in Company’s Decision

to Postpone its Annual Meeting

NEW YORK, NY – May 12, 2010 -- Spencer Capital, Boston Avenue Capital LLC and Heartland Advisors, Inc. (the “Concerned Osteotech Stockholders”), which collectively own approximately 24% of Osteotech’s outstanding common stock, announced today their disappointment with the board of directors of Osteotech, Inc. (Nasdaq: OSTE) for postponing the company’s annual meeting until August 23, 2010.

The Concerned Osteotech Stockholders filed an amended Schedule 13D on January 11, 2010 announcing that they had formed a group for the purpose of changing the composition of Osteotech’s board. Among the primary concerns of the group are the extensive decline in the stock price of Osteotech, the deterioration of the company’s financial condition, the erosion of the company’s business, the failure to meet expectations with respect to the launch of new products, and the board’s poor corporate governance practices and general lack of accountability to stockholders.

It appears the company responded to this filing by adopting, ten days later, a stockholder rights plan, commonly known as a “poison pill,” which has the effect of discouraging prospective buyers and further entrenching the current board and management.

The company’s latest action, to postpone its annual meeting, also appears designed to thwart the efforts of the Concerned Osteotech Stockholders to hold the board accountable for the company’s poor performance. Delaware law requires the company to hold its annual meeting within 13 months of the prior year’s meeting, which was held on June 18, 2009. By holding this year’s meeting on August 23, 2010, the Company is not complying with Delaware law, further demonstrating the board’s apparent disregard for good corporate governance practices and also frustrating the stockholders’ right to hold the board accountable for the company’s poor performance.

Commenting on the board’s actions, Dr. Kenneth Shubin Stein of Spencer Capital said: “We are disappointed that Osteotech has delayed its annual meeting and further delayed the date on which stockholders can vote to change the direction of this troubled company. While the company has several impressive products and many talented employees, a lack of leadership and strategic insight at the board level has hindered its performance. We look forward to presenting stockholders with a viable alternative that we believe can restore value to the company.”

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The Concerned Osteotech Stockholders and the other Participants (as defined below) have filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and intend to file a definitive proxy statement and accompanying proxy card to be used to solicit proxies for, among other matters, the election of their slate of director nominees at the 2010 annual meeting of Osteotech stockholders.

THE CONCERNED OSTEOTECH STOCKHOLDERS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN THIS SOLICITATION. SUCH DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, OKAPI PARTNERS LLC, AT ITS TOLL-FREE NUMBER: (877) 274-8654.

The Participants in the proxy solicitation are Heartland Advisors, Inc., Spencer Capital Opportunity Fund, LP, Spencer Capital Management, LLC, Spencer Capital Partners, LLC, Boston Avenue Capital LLC, Gary L. Alexander, Michelle Rachael Forrest, Michael J. McConnell and Kenneth H. Shubin Stein, M.D. (collectively, the “Participants”).

Investor inquiries can be directed to the Concerned Osteotech Stockholders’ proxy solicitor,

Okapi Partners LLC, at the phone numbers listed below.

Okapi Partners LLC

780 Third Avenue, 30th Floor

New York, New York 10017

Stockholders Call Toll-Free at: (877) 274-8654

Banks and Brokers Call Collect at: (212) 297-0720

E-mail: info@okapipartners.com

Media inquiries should be directed to Michelle O’Brien at: (646) 727-4667 x700